AFL-CIO Housing Investment Trust
Helping Build St. Louis - The Union Way July 2018

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The St. Louis area is a strong market for the HIT. Since inception, the HIT has invested $575 million in 32 projects with total development investment of $946 million. These projects have built or preserved over 5,065 housing units and created an estimated 13.5 million hours of union construction work*.

Economic and Fiscal Impacts of the HIT- Financed Projects in the St. Louis Area
In 2017 Dollars, Since Inception*

$2.1B total economic benefits

$893.6M personal income

14,800 total jobs across industry segments

6,740 union construction jobs, 13.5M hours of work

$69M state and local tax revenue generated

Fountains of Ellisville: The HIT provided $17.5 million for the 69-unit , $18 million expansion of the existing 229-unit development in Ellisville, creating an estimated 87 union construction jobs.

Covenant Place II: The HIT provided $6.7 million for the $24.5 million new construction of the 102-unit second phase of this senior development in St. Louis, creating an estimated 117 union construction jobs.

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Data current as of June 30, 2018. Since inception dates from 1984-2Q 2018.

Projects in the St. Louis Area in the Last 10 Years 2008-2Q 2018

In the past 10 years, the HIT has invested $260 million in 13 projects with a total development investment of $484 million in St. Louis. These projects are creating an estimated 6.5 million hours of union construction work *.

Project	Location	Units	HIT Investment	TDC	Union
					Jobs*
Villas at Crystal Lake	Swansea, IL	216	$23,736,300	$26,373,746	140
Council Tower Senior Apartments	St. Louis	227	$15,862,000	$29,735,645	228
Park Pacific Apartments	St. Louis	230	$63,131,600	$98,318,292	753
The Laurel	St. Louis	205	$44,952,400	$175,000,000	1,341
Parkway Lakeside Apartments	O’Fallon, IL	232	$26,094,000	$28,160,111	147
Holy Infant & St. Joseph Apartments	Shrewsbury, MO	157	$6,600,000	$13,000,000	91
St. John Neumann Apartments	Jennings, MO	100	$5,066,000	$7,983,263	40
The Heights at Manhassett	Richmond Heights, MO	281	$41,630,000	$54,131,788	264
The Gatesworth Loan Increase	St. Louis	—	$3,108,000	$3,108,000	—
Hampden Hall	St. Louis	76	$3,600,000	$3,731,875	—
The Fountains of Ellisville	Ellisville, MO	229	$17,517,500	$18,213,929	87
Covenant Place II	St. Louis	102	$6,687,100	$24,471,938	117
The Heights at Manhassett – Mortgage Increase	Richmond Heights, MO	—	$1,670,000	$1,670,000	8
TOTAL (LAST 10 YEARS 2008-2Q 2018)		2,055	$259,654,900	$483,898,587	3,216

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Data current as of June 30, 2018.

The Heights at Manhassett Richmond Heights	Holy Infant & St. Joseph Shrewsbury	The Laurel St. Louis

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

July 2018